PRUDENTIAL SECTOR FUNDS, Inc.

d/b/a JENNISONDRYDEN SECTOR FUNDS

Prudential Health Sciences Fund

d/b/a the Jennison Health Sciences Fund

Supplement dated April 21, 2009 to the Statement of Additional Information dated January 30, 2009

In the Disclosure of Portfolio Holdings section of the Statement of Additional Information, under the paragraph that reads:

In addition, certain authorized employees of PI receive portfolio holdings information on a quarterly, monthly or daily basis or upon request, in order to perform their business functions. All PI employees are subject to the requirements of the personal securities trading policy of Prudential Financial, Inc., which prohibits employees from trading on or further disseminating confidential information, including portfolio holdings information.

the following is to be added as a separate paragraph:

Also, affiliated shareholders may, subject to execution of a non-disclosure agreement, receive current portfolio holdings for the sole purpose of enabling the Fund to effect payment of the redemption price to such shareholder in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission and procedures adopted by the Board of Directors. For more information regarding payment of the redemption price by a distribution in kind of securities from the investment portfolio of the Fund, see “Purchase, Redemption and Pricing of Fund Shares – Redemption in Kind.”

LR00276